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                                                                   EXHIBIT 10.84

                                   GUARANTEE
                                   ---------

     GUARANTEE, dated as of October 6, 2000, made by AGL RESOURCES INC., a Georgia corporation (the "Guarantor"), in favor of SUNTRUST BANK, as
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administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") parties to the Credit Agreement, dated as of October 6,
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2000 (as amended, supplemented or otherwise modified from time to time, the
"Credit Agreement"), among AGL CAPITAL CORPORATION (the "Borrower"), the
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Lenders, Wachovia Bank, N.A., as Documentation Agent, Merrill Lynch Capital
Corporation, as Syndication Agent and SunTrust Bank, as Administrative Agent and CAF Advance Agent.

                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement, to the obligation of the Swingline Lender to make its Swingline Loans to the Borrower thereunder, to the obligation of the Issuing Lender to issue Letters of Credit for the account of the Borrower thereunder, and to the obligation of the Lenders to participate in the Swingline Loans and the Letters of Credit, that the Guarantor shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Lenders; and

     WHEREAS, Guarantor is the parent of the Borrower, and it is to the advantage of Guarantor that the Lenders make the Loans to the Borrower, the Swingline Lender make the Swingline Loans to the Borrower, the Issuing Lender issue the Letters of Credit for the account of the Borrower, and the Lenders participate in the Swingline Loans and the Letters of Credit.

     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrower under the Credit Agreement, the Swingline Lender to make the Swingline Loans to the Borrower thereunder, the Issuing Lender to issue Letters of Credit for the account of the Borrower thereunder, and the Lenders to participate in the Swingline Loans and the Letters of Credit thereunder, the Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

     1.   Defined Terms. (a) Unless otherwise defined herein, terms defined in
          --------------
the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     (b)  The following terms shall have the meanings:
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                    "Lender Hedge Agreement": all Hedge Agreements entered into
                     ----------------------
               by the Borrower with any Lender (or any Affiliate of any Lender) in connection with the Loans.

                    "Obligations": the collective reference to the unpaid
                     -----------
               principal of and interest on the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or in the case of any Lender Hedge Agreement, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise pursuant to the Credit Agreement, any Letter of Credit, the Loans, any Lender Hedge Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower or the Guarantor pursuant to the terms of the Credit Agreement or this Guarantee or any other Loan Document).

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2.   Guarantee. (a) The Guarantor hereby unconditionally and irrevocably
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guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     (b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel actually incurred) which may be paid or incurred by the Administrative Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full, no Letter of Credit shall be outstanding and the
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     Revolving Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

     (c) No payment or payments made by the Borrower or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments (other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations), remain liable for the Obligations until the Obligations are paid in full, no Letter of Credit shall be outstanding and the Revolving Commitments are terminated.

     (d) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent and such Lender in writing that such payment is made under this Guarantee for such purpose.

     3.   Right of Set-off. Upon the occurrence of any Event of Default, the
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Administrative Agent and each Lender is hereby irrevocably authorized at any time and from time to time (unless the Administrative Agent or such Lender, as applicable, has agreed to the contrary) without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against or on account of the obligations and liabilities of the Guarantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against the Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify the Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender, as the case may be, of the proceeds thereof; provided that the failure to give such notice shall not affect the
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validity of such set-off and application. The rights of the Administrative Agent and each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

     4.   No Subrogation. Notwithstanding any payment or payments made by the
          --------------
Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Administrative Agent or any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of
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the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Obligations are paid in full, no Letter of Credit shall be outstanding and the Revolving Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     5.   Amendments, etc. with respect to the Obligations; Waiver of Rights.
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The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement, any other Loan Document and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     6.   Guarantee Absolute and Unconditional. The Guarantor waives any and all
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notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower or the Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives
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diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full and the Revolving Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

     7.   Reinstatement. This Guarantee shall continue to be effective, or be
          -------------
reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

     8.   Payments. The Guarantor hereby agrees that the Obligations will be
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paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent located at 303 Peachtree Street, N.E., Atlanta, Georgia 30308.

     9.   Authority of Administrative Agent. The Guarantor acknowledges that the
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rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be
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governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

     10.  Notices. All notices, requests and demands to or upon the
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Administrative Agent, any Lender or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

     (a) if to the Administrative Agent or any Lender, at its address or transmission number for notices provided in Section 10.2 of the Credit Agreement; and

     (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

     The Administrative Agent, each Lender and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

     11.  Severability. Any provision of this Guarantee which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12.  Integration. This Guarantee represents the agreement of the Guarantor
          -----------
with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein.

     13.  Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the
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terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Administrative Agent, provided that any provision of this Guarantee may be
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waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

     (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 13(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any
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     right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     14.  Section Headings. The section headings used in this Guarantee are for
          ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     15.  Successors and Assigns. This Guarantee shall be binding upon the
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successors and assigns of the Guarantor and shall inure to the benefit of the
Administrative Agent and the Lenders and their successors and assigns.

     16.  GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND
          -------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     17.  Submission to Jurisdiction; Waivers. The Guarantor hereby irrevocably
          -----------------------------------
and unconditionally:

                    (a) Submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                    (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                    (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address referred to in Section 10(b) hereof or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                    (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                    (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 17 any special, exemplary, punitive or consequential damages.
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     18.  WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY AND
          --------------------
UNCONDITIONALLY WAVIES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
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     IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                        AGL RESOURCES INC.


                                        By: /s/ Donald P. Weinstein
                                            ------------------------------
                                            Name: Donald P. Weinstein

                                        Address for Notices:
                                        817 West Peachtree Street, N.W.
                                        Suite 1000
                                        Atlanta, Georgia 30308
                                        Attention:  Treasurer
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                                        Telephone:  (404) 584-3589
                                        Fax:  (404) 584-3580